UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2010

Net Element, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51108	20-01715816
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12100 NE 16th Ave. N. Miami, FL 33161		33161
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(305) 891-2288

TOT Energy, Inc.

Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Report contains forward-looking statements that reflect the current views of our management with respect to future events. Forward-looking statements generally are identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “aims,” “plans,” “will,” “will continue,” “seeks” and similar expressions. Forward-looking statements are based on current plans, estimates and projections, and therefore you should not place too much reliance on them. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement in light of new information or future events, although we intend to continue to meet our ongoing disclosure obligations under the U.S. securities laws and under other applicable laws. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. We caution you that a number of important factors could cause actual results or outcomes to differ materially from those expressed in, or implied by, the forward-looking statements. These factors include, among other factors: the development or acquisition of an operating business, attracting and retaining competent management and other personnel, particularly given the Company’s current lack of operations, and successful integration and promotion of any business developed or acquired.  If these or other risks and uncertainties (including those described in our most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2010 filed with the U.S. Securities and Exchange Commission) materialize, or if the assumptions underlying any of these statements prove incorrect, our actual results may be materially different from those expressed or implied by such statements.

World Wide Web addresses contained in this Report are for explanatory purposes only and they (and the content contained therein) do not form a part of and are not incorporated by reference into this Report.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, the Board of Directors of the Company unanimously adopted a resolution to amend the Certificate of Incorporation of the Company to change the name of the Company from "TOT Energy, Inc." to "Net Element, Inc."  The change of name of the Company was subject to the filing of an amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State, which amendment was filed on October 13, 2010 and is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

3.1           Amendment to Certificate of Incorporation dated October 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Net Element, Inc.

October 15, 2010	By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer